FORM LEASE


          THIS LEASE, executed as of the ____ day of ___________, 1995, between BEACON AUTO PARTS COMPANY, a Delaware corporation (hereinafter, "Lessor"), and REPUBLIC AUTOMOTIVE PARTS SALES, INC., a Delaware corporation (hereinafter "Lessee");

          WITNESSETH: That Lessor, for and in consideration of the rent, covenants and agreements hereinafter specified to be paid, kept and performed by Lessee, hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises hereinafter described upon the terms and conditions herein set forth.


                             I.  DESCRIPTION OF PREMISES

                    1. The Leased Premises includes that certain real property situated at ________________________________________,
          Pennsylvania, including without limitation the building (the "Building") located thereon containing approximately ______ square feet and also including the parking area adjacent thereto (the "Parking Lot"), all as more particularly described on Exhibit "A" attached hereto and made a part hereof.

                    2. The above described real property, including the Building and Parking Lot, is herein referred to as the "Leased Premises".

                    Included in the term "Leased Premises" are also all machinery, equipment and fixtures necessary for the general operation and maintenance of the Leased Premises and forming a part of the Building, whether installed by Lessor or by Lessee. Without limiting the generality of the foregoing, heating and lighting shall be considered necessary to the general operation and maintenance of the Leased Premises. All other machinery, equipment and trade fixture, including without limitation shelving, conveyors and raised metal flooring and related systems installed by Lessee in the conduct of its business or acquired by Lessee in connection with the Asset Purchase Agreement (as defined below) are not included in this Lease, shall remain the property of Lessee and may be removed by Lessee at any time during the term of this Lease, and, if required by Lessor, shall be removed at the expiration of the term of this Lease. Any damage caused by such removal shall be repaired by Lessee at its own expense.

                    3. This Lease is entered into in connection with that certain Agreement of Sale of Assets, dated as of ____________, 1995, among Lessor, Lessee and certain other parties (the "Asset Purchase Agreement").


                                 II.  TERM OF LEASE

                    1. The initial term of this Lease shall be for a period of twelve (12) years, commencing on ___________________ (the "Commencement Date"), and terminating on ____________________, unless said term shall be sooner terminated or extended as hereinafter provided.

                    2. Provided no Event of Default is then in existence, the term of this Lease shall be extended for up to two additional four (4) year terms beyond the original term hereof (the "First Extension Term" and the "Second Extension Term" and, collectively, the "Extension Terms") upon the same terms and conditions as contained in this Lease if Lessee gives written notice to Lessor not later than one hundred twenty (120) days prior to the expiration of the original term hereof or the appropriate Extension Term of Lessee's election to extend the term of this Lease.

                    3. Lessee shall immediately surrender possession of the Leased Premises at the expiration of the term or Extension Terms, if any, hereof or upon its prior termination. Lessee shall return the Leased Premises broom clean and free of debris, and in order and condition substantially consistent with the condition of the Leased Premises as of the date hereof, reasonable wear and tear and damage by fire or other hazard not occurring through any willful misconduct or illegal act or omission of Lessee, its employees, agents or invitees, alone excepted. Lessee agrees to give up quiet and peaceable possession of the Leased Premised at the end of the term or of any renewal term without further notice from Lessor.

                    4    Upon the failure of Lessee to surrender possession
          of the Leased Premises upon the expiration of the Term or upon the sooner termination hereof, Lessee shall pay to Lessor, as an occupancy charge, an amount equal to 150% of the rate of monthly minimum rent with respect to the year immediately preceding the expiration or sooner termination of the Term of this Lease, as applied to any period during which Lessee shall remain in possession after such expiration or sooner termination of this Lease; provided, that in such event Lessee shall not be released from any further costs, damages or liabilities, suffered by Lessor and occasioned by Lessee's holding over. In the event of such holding over, Lessee shall be considered a tenant-at-will.


                                     III.  RENT

                    1. Throughout the initial term hereof, Lessee agrees to pay to Lessor rental as follows: (i) during the first six years of this Lease, annual minimum rent in the amount of _________________ shall be payable in Seventy-Two (72) equal monthly installments in the amount of ___________ Dollars ($_______), and (ii) during the second six years of this Lease, annual minimum rent shall be adjusted as follows: Beginning on the first day of the Seventy third (73) month of this Lease, the minimum rent payable for each of the final Seventy-Two (72) months of the initial term shall be adjusted to reflect the proportion by which the monthly Producer's Price Index (which Index may be referred to hereinafter as the "PPI"), published by the Bureau of Labor Statistics, U.S. Department of Labor, for _________, 2001 shall have increased over the comparable PPI for
          _______, 1995. Notwithstanding the foregoing, in no event shall the minimum rent for such monthly period increase by an amount in excess of twenty-five percent (25%) of the monthly minimum rent payable during the first six years of this Lease. All monthly payments of the Rent during the term and any extended terms of this Lease shall be payable in advance, without demand, offset or deduction, on the first of the month and payable at the address of Lessor indicated below.

                    2. Throughout the First Extension Term hereof, if applicable, Lessee agrees to pay to Lessor a minimum rent as follows:

                    (a) Beginning on the commencement date of the First Extension Term, the monthly payments of minimum rent shall be adjusted to reflect the proportion by which the monthly PPI for ________, 2005 shall have increased over the comparable PPI for
          _______, 2001.

                    (b) The redetermination of the minimum rent under this Section shall be made as soon as possible after the PPI for the relevant month shall have been published.

                    (c) No delay in the issuance of the PPI shall delay or excuse the Lessee's obligation to pay the monthly installments of minimum rent when due. Such amount as provided in Section III shall be paid, and upon issuance of the PPI, any balance of minimum rent due and owing by the Lessee to Lessor for previous months shall be paid within thirty (30) days after Lessee's receipt of written notice from Lessor of the resulting adjustment of the minimum rent and the amount due by reason thereof.

                    (d) In the event the PPI should cease to be published, there shall be substituted therefor the most nearly similar economic indicator then published by the Bureau of Labor Statistics, United States Department of Labor. In the event Lessor and Lessee cannot agree as to such substitute, the appropriate substitute index shall be determined by arbitration under the prevailing rules of the American Arbitration Association.

                    3. Throughout the Second Extension Term hereof, if applicable, Lessee agrees to pay to Lessor a minimum rent as follows:

                    (a) Beginning on the commencement date of the Second Extension Term, the minimum rent shall be adjusted to reflect the proportion by which the monthly PPI, for ______, 2009 shall have increased over the comparable PPI for _____, 2005.

                    (b) The redetermination of the minimum rent under this Section shall be made as soon as possible after the PPI for the relevant month shall have been published.

                    (c) No delay in the issuance of the PPI shall delay or excuse the Lessee's obligation to pay the monthly installments of minimum rent when due. Such amount as provided in Section III shall be paid, and upon issuance of the PPI, any balance of minimum rent due and owing by the Lessee to Lessor for previous months shall be paid within thirty (30) days after Lessee's receipt of written notice from Lessor of the resulting adjustment of the minimum rent and the amount due by reason thereof.

                    (d) In the event the PPI should cease to be published, there shall be substituted therefor the most nearly similar economic indicator then published by the Bureau of Labor Statistics, United States Department of Labor. In the event Lessor and Lessee cannot agree as to such substitute, the appropriate substitute index shall be determined by arbitration under the prevailing rules of the American Arbitration Association.

                    (e) For the purposes of this Lease, the term "Rent" shall mean all minimum rent as well as all other taxes, charges, payments or other sums which are required to be paid by Lessee hereunder.

                    4. Lessee shall contract for and pay when due to the applicable party all charges for water and sewer, electricity, gas, telephone and other utility services furnished to the Leased Premises. Lessor warrants that all such facilities and services will be available to the Leased Premises on the Commencement Date; provided, however, Lessor shall have no obligation to provide such services after the Commencement Date, but shall cooperate with Lessee in its efforts to arrange for same.

                    5. Each and every payment required to be made by Lessee pursuant to this Article III shall be made before such payment becomes delinquent.

                    6. If the Commencement Date or the termination date shall be other than the first day or last day of a calendar year or calendar month, respectively, then the Rent and other payments to be made by Lessee hereunder shall be prorated accordingly on a per diem basis.


                                   IV.  INSURANCE

                    1. Lessee shall maintain the following insurance on or in connection with the Leased Premises:

                    (a) All Risk insurance against loss or damage to the Leased Premises and equipment by fire and other risks from time to time included under standard extended and additional extended coverage policies, including vandalism and malicious mischief, and flood insurance, to the extent any of the Leased Premises are in a flood zone, but only to the extent such flood insurance is available at reasonable rates and in amounts available under applicable government programs, in amounts not less than the actual replacement value of the Leased Premises and equipment. Such policies shall contain replacement cost endorsements.
          Lessor represents that as of the date hereof, no flood insurance is required with respect to the Leased Premises.[[For Jeannette and Baum Blvd. Leased Premises only add the following:
          Notwithstanding the foregoing, Lessor shall reimburse Lessee for (50% - Jeannette) (8.33% - Baum Blvd.) of the cost of the insurance referred to in this paragraph (a), promptly upon notification by Lessee of each premium payment therefor.

                    (b) General commercial public liability insurance against claims for bodily injury, death or property damage occurring on, in or about any of the Leased Premises in an amount not less than $3,000,000 per occurrence and in the aggregate.
          All such policies shall be written as "occurrence" policies.

                    (c) Worker's compensation insurance covering all persons employed by Lessee in connection with any work done on or about any of the Leased Premises for which claims for death or bodily injury could be asserted against Lessor, Lessee or any of the Leased Premises or, in lieu of such workers' compensation insurance, a program of self-insurance complying with applicable law.

                    (d) Boiler and pressure vessel insurance on any equipment on or in the Leased Premises which by reason of its use or existence is capable of bursting, erupting, collapsing or exploding, in an amount not less than $1,000,000 for damage to property, bodily injury or death resulting from such perils.

                    (e) Such other insurance on or in connection with any of the Leased Premises as Lessor or its lender may reasonably require and which at the time is commonly and reasonably obtained in connection with properties of this size and type similarly situated.

                    2. The insurance required by paragraph 1 above shall be written by companies reasonably acceptable to Lessor and which are authorized to conduct an insurance business in the Commonwealth of Pennsylvania. The insurance policies (i) shall be for such terms as shall be reasonable and customary in the automobile supply and distribution industry, and (ii) shall, except for the worker's compensation insurance, name Lessor, Lessee and any named mortgagee of Lessor as additional insured parties, as their respective interests may appear. If said insurance or any part thereof shall expire, be withdrawn, become void, voidable, unreliable or unsafe for any reason, including a breach of any condition thereof by Lessee or the failure or impairment of the capital of any insurer, other than because such insurance is not reasonably and customarily available to parties similarly situated, Lessee shall immediately obtain reasonable replacement insurance reasonably satisfactory to Lessor.

                    3. Each insurance policy referred to in clause (a) of paragraph (1) above shall contain standard non-contributory mortgagee clauses in favor of and acceptable to any named mortgagee of Lessor. Each policy required by any provision of paragraph 1 above, shall provide that it may not be canceled except after 30 days' prior notice to Lessor. Each such policy shall also provide, to the extent reasonably available, that any loss otherwise payable thereunder shall be payable notwithstanding (i) any act or omission of Lessor or Lessee which might, absent such provision, result in a forfeiture of all or a part of such insurance payment, (ii) the occupation or use of any of the Leased Premises for purposes more hazardous than those permitted by the provisions of such policy, or (iii) any foreclosure or other action or proceeding taken by any mortgagee of Lessor pursuant to any provision of its mortgage upon the happening of an event of default thereunder.

                    4. Lessee shall pay as they become due all premiums for the insurance required by paragraph 1(a) and (b) above, shall renew or replace each such policy and deliver to Lessor evidence of the payment of the full premium therefor or installment then due at least 30 days prior to the expiration date of such policy and shall promptly deliver to Lessor original certificates for such policies.

                    5. Anything in this Section to the contrary notwithstanding, any insurance which Lessee is required to obtain pursuant to paragraph 1 above may be carried under a "blanket" or umbrella policy or policies covering other properties or liabilities of Lessee, provided that such "blanket" or umbrella policy or policies otherwise comply with the provisions of this Section and provided further that such policies under paragraph 1(a) above shall provide for a reserved amount thereunder with respect to the Leased Premises so as to assure that the amount of insurance required by this Section will be available notwithstanding any losses with respect to other property covered by such policies. The amount of the total insurance under paragraph 1(a) above allocated to the Leased Premises, which amount shall be not less than the amounts required pursuant to this Section, shall be specified either (i) in each such "blanket" or umbrella policy or (ii) in a written statement, which Lessee shall deliver to Lessor, from the insurer thereunder.

                    6. If any event occurs which gives rise to any claim by Lessee under any insurance policy which Lessee is required to maintain hereunder, Lessee shall give Lessor immediate notice of such event and shall promptly proceed to adjust and collect such claim, unless such claim is with respect to Lessor's property required to be insured by Lessee hereunder, in which case Lessor may promptly proceed to adjust and collect such claim. Lessor shall have the right to participate in such adjustment and collection at its own expense. In the event such claim is with respect to Lessor's property required to be insured by Lessee hereunder, Lessee shall sign, upon the request of Lessor, all such proofs of loss, receipts, vouchers, releases and drafts in connection with any such claim and hereby irrevocably appoints Lessor as its attorney-in-fact to so execute any such item if Lessee shall fail to do so.

                    7. Lessor and Lessee and all parties claiming under them mutually release and discharge each other from all injury, damage, claims and liabilities arising from or caused by any casualty or hazard to the extent covered by proceeds of insurance on the Leased Premises or in connection with property on or activities conducted on the Leased Premises to the extent covered by proceeds of insurance in connection with the Leased Premises, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof; provided, that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage if the party whose insurance has been invalidated or the cost increased shall have given the other party written notice thereof; and further provided, that in the case of increased cost, the other party shall have the right, within 30 days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect.


                     V.  USE AND MAINTENANCE OF LEASED PREMISES

                    1. At the commencement of the term, Lessor shall deliver the Building, improvements, and any equipment on or in the Leased Premises, in good working condition. Lessor warrants that the water, electrical, gas, and heating and air conditioning systems shall be in good working order at the commencement of the term of this Lease and when said system is utilized for the first time after said Commencement Date and for a term of thirty (30) days thereafter. Any warranties for any equipment on or in the Leased Premises that are assignable by Lessor are hereby assigned to Lessee.

                    2. The Lessee shall have the peaceful and quiet enjoyment of the Leased Premises without hindrance on the part of Lessor, and Lessor will warrant and defend Lessee in such peaceful and quiet enjoyment of the Leased Premises against the lawful claims of all persons claiming by, through or under Lessor.

                    3. On or before any applicable due date (provided Lessee is under reasonable prior notice thereof), Lessee shall pay to the applicable taxing authority [or to Lessor for Jeannette and Baum Blvd.] all [Jeannette - 50%, Baum Blvd. - 91.67%] real estate taxes, assessments, and other similar public charges of whatsoever kind, which may hereafter be levied or assessed upon or against the Leased Premises, fixtures or improvements now or hereafter located thereon, or which may arise from or by virtue of Lessee's occupancy, use or possession of the Leased Premises. Any tax, assessment or charge which is applicable to any period before or after the period of such occupancy, use or possession shall, to the extent so applicable, be the sole and exclusive responsibility of Lessor. Lessee shall have no obligation for any tax, assessment or charge relating to any profits or net income of Lessor or any transfer, sale, disposition or encumbering of or any lien (not caused by Lessee) on the Leased Premises.

                    4. Lessor agrees to make, at its sole cost and expense, all necessary repairs or replacements to the structural parts of the Leased Premises, including the bearing walls, beams, roof and foundations, so long as such repairs or replacements were not required as a result of the negligence or willful misconduct of Lessee. If Lessor or Lessee shall fail to make any necessary repairs or replacements as required under the provisions hereof, Lessor or Lessee may, at its election make such repairs or replacements for the account, and at the expense, of the other party, after first giving written notice to the other party of its intention to do so. If Lessor or Lessee at any time elects to pay any sum or do any act which requires the payment of any sum or entails any expense by reason of the failure of the other party to make any repairs or replacements, or if either party is compelled to incur any expense, including reasonable attorneys' fees, in commencing, prosecuting or defending any action or proceeding instituted by reason of any such default of the other party, the sum or sums so paid and the expenses and reasonable attorneys' fees so incurred shall be due from such other party, plus fifteen (15%) percent for the cost of administration and overhead, within thirty (30) days following the other party's receipt of written notice from the non-defaulting party of the incurring of such expenses. Lessee covenants throughout the term or any renewal hereof, at its sole cost and expense, to keep and maintain the Leased Premises and all other fixtures and equipment therein, and the interior lobby and all show window glass, and the ceilings, doors and door frames, walls, windows and window frames, sidewalks and Parking Lot of the Leased Premises, and all signs of Lessee erected outside of the Leased Premises, in repair, order and condition substantially consistent with the condition of the Leased Premises as of the date hereof, making all repairs thereto as may be required, all repairs to be of substantially similar quality, design and class as the original work; but the provisions of this Article shall not require Lessee to make repairs to the structural parts of the Leased Premises, including but not limited to the bearing walls, beams, roof and foundations.
          Lessee shall keep the sidewalk and Parking Lot of the Building free from ice and snow and debris. Except as otherwise provided in this Lease, at the expiration of this Lease, Lessee shall surrender the Leased Premises in condition substantially consistent with the condition of the Leased Premises as of the date hereof, broom clean, reasonable wear and tear excepted.

                    5. Anything to the contrary contained in this Lease notwithstanding, Lessee shall have no obligation or responsibility under Article V or otherwise for or with respect to any portions of the property of which the Leased Premises form a part which do not constitute the Leased Premises or which are occupied by any person or entity other than Lessee, its successors and/or assigns, or which are retained by Lessor, or any activities thereat.

                    6. Except as provided in this Lease, Lessee shall not make or permit to be made any alterations, improvements, and/or additions of any kind or nature to the Leased Premises except by and with the prior written consent of Lessor which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Lessor's consent shall not be required for interior, non-structural, alterations, improvements, and/or additions, provided, however, Lessee shall be obligated to remove any such interior, non-structural, alterations, improvements, and/or additions and repair any damage occasioned by such removal at the expiration or earlier termination of this Lease.. All alterations, improvements and additions to the Leased Premises shall be made in accordance with all applicable laws. In the event Lessee desires to make any alterations, improvements, and/or additions of any kind or nature to the Leased Premises which require the consent of Lessor, Lessee shall make a written request for such consent, which request shall also inquire as to whether the Lessor shall require the removal of such alterations, improvements, and/or additions at the expiration or earlier termination of this Lease. Following its receipt of such requests, at the time Lessor consents to any of such alterations, improvements, and/or additions, Lessor shall inform Lessee whether Lessee shall be obligated to remove any such alterations, improvements, and/or additions and repair any damage occasioned by such removal at the expiration or earlier termination of this Lease. In the event Lessee fails to remove any alterations, improvements, and/or additions of any kind or nature to the Leased Premises which Lessor has not expressly permitted to remain at the expiration or earlier termination of this Lease, Lessor may effect said removals and repairs at Lessee's expense. In the event of Lessee, its agents, invitees or employees, making such alterations, improvements, and/or additions as herein provided, Lessee shall indemnify and save harmless Lessor from all expenses, liens, claims or damages to either persons or property arising out of, or resulting from the undertaking or making of said alterations, additions, and improvements.

                    7. Except as specifically set forth herein, all trade fixtures, equipment and personal property of any nature which may be installed or placed in or upon the Leased Premises by Lessee shall remain the property of Lessee. Lessor waives any right it may have in said trade fixtures, equipment and personal property and waives all liens, statutory or otherwise, with respect thereto. Lessee may assign, lien, encumber, mortgage or create a security interest in or upon its trade fixtures, equipment and personal property in the Leased Premises without the consent of Lessor and may remove said property at any time during the initial term or any extension terms. Upon the request of Lessee, Lessor agrees to provide Lessee, within ten (10) days of such request, a written waiver in form reasonably satisfactory to Lessee evidencing Lessor's waiver of any rights and liens it has or may have in or with respect to Lessee's trade fixtures, equipment and personal property.

                    8. Lessee may at its expense place and maintain in and about the Leased Premises such neat and appropriate signs advertising its business as it shall desire and shall be permitted by local, state or federal law, ordinance or regulation. Upon the termination of this Lease, Lessee shall remove all signs and repair any damage to the Leased Premises caused by the erection, maintenance, or removal of the signs; normal wear and tear, acts of God and other such casualties excepted.

                    9. Except as otherwise provided in this Lease, Lessee may use and occupy the Leased Premises for any lawful purpose and may conduct thereon any lawful business. Lessee shall in all material respects comply with and observe all laws, ordinances or regulations of duly constituted public authorities, which are now or which may hereafter be enacted or promulgated, and which in any manner affect the Leased Premises or the use thereof. Lessee shall, however, be entitled to a reasonable opportunity to contest the validity of any such laws, ordinances or regulations adversely affecting its use or occupancy of the Leased Premises, provided Lessee shall give such reasonable security to Lessor as may be reasonably demanded by Lessor to insure against any loss which might be suffered by Lessor by reason of such contest.

                    10. Lessee shall not permit any mechanic's, laborer's, materialmen's or other liens to remain outstanding against the Building for any labor performed or material furnished to or at the instance of Lessee, or claimed to have been so performed or furnished. Lessee may, however, contest the validity of any such lien or claim, provided Lessee shall give such reasonable security to Lessor as may be reasonably demanded by Lessor to insure the payment of such lien or claimed lien and to prevent any sale, foreclosure or forfeiture of the Building or any part thereof by reason of such lien or claims, and to indemnify Lessor against any loss, reasonable attorneys' fee and other cost and expense suffered or incurred by Lessor as a result of such contest of the lien or claim. Upon the final determination of the validity of any such lien or claims, Lessee shall immediately pay any judgment or decree rendered in favor of the lienor or claimant.

                    11. Lessor shall have the right upon twenty-four (24) hours notice, except for emergencies, to enter upon the Leased Premises to inspect the same, and to make any repairs which are necessary. If representatives of Lessee shall not be present to open and permit entry into the Leased Premises at any time when such entry by Lessor is reasonably necessary, Lessor may enter forcibly in the event of an emergency without liability to Lessee and without such entry constituting either an eviction of Lessee or termination of this Lease.

                    12. Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises, nor shall it maintain, commit or permit the maintenance or commission of any nuisance on the Leased Premises.

                    13. Lessor represents and warrants to Lessee that he has good and marketable title to the Building and that he is fully authorized to enter into this Lease.

                    14. Anything to the contrary contained in this lease notwithstanding, (i) in the event any applicable law, ordinance, regulation or code becoming effective following the date hereof shall require the installation and/or improvement or modification of any sprinkler system or any other improvement in or about the Leased Premises, the same shall be effected by Lessee and the cost thereof shall be amortized over a ten (10) year period, with Lessee bearing the cost attributable to that portion of such ten
          (10) year period included in the Lease Term and/or if this Lease shall be extended, any resulting Extension Term(s), and Lessor bearing the remaining cost [In the Lease for the Export Warehouse, this provision will provide that Tenant will not be responsible for the costs in respect of any sprinkler system]; provided however any change to the Leased Premises required by any applicable law, ordinance, regulation or code which relate to or is required by Lessee's use or business in and about the Leased Premises shall be the sole responsibility of Lessee.

                          VI.  ENVIRONMENTAL REPRESENTATION

                    1. Without limiting any representation, warranty or covenant set forth in the Asset Purchase Agreement, Lessor represents and warrants to Lessee that to the best of Lessor's knowledge, the Leased Premises does not contain any hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act and the Clean Water Act, or in any regulations promulgated pursuant thereto, or in any other applicable law (collectively, "Hazardous Substances") in violation of applicable law.

                    2. Except as otherwise provided in this Lease, Lessee covenants that it will comply in all material respects with all laws with respect to Hazardous Substances affecting the Leased Premises. Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Leased Premises in violation of any law. Except as otherwise provided in this Lease, if Lessee causes or permits Hazardous Substances to be used, stored, released, generated, or disposed of on or in the Leased Premises in violation of this Article VI, or if the Leased Premises becomes contaminated in any way which violates any law or which would likely result in an action by any governmental unit (other than that caused by (i) Lessor, its agents, employees, representatives or other tenants, and/or (ii) the emanation of hazardous materials from neighboring parcels, if not caused by Lessee), Lessee shall indemnify and hold harmless Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or lawsuits, including without limitation, a decrease in value of the Leased Premises and/or Lessor's interest therein, and any and all sums paid for settlement of claims, attorneys fees, consulting and expert fees arising at any time prior to, during or after the term or extended term of this Lease and including, without limitation, any and all costs incurred because of any investigation of the Leased Premises or any cleanup, removal, or restoration mandated by any governmental unit, and, in addition to any other remedy set forth herein or available at law or in equity, the right to require Lessee to satisfy all obligations imposed by such governmental units at Lessee's sole cost and expense.

                    3. Notwithstanding anything contained in this Lease to the contrary, it shall not be a default or breach of this Lease if, nor shall Lessee have any liability under this Lease if, Lessee shall not be in compliance with or shall violate any environmental or other law or regulation, or shall cause or permit any Hazardous Substances to be used, stored, generated or disposed of, if such noncompliance or violation or such act or condition shall be a result or continuation of, nor shall Lessee have any indemnification obligation which arises with respect to, any state of facts, condition, circumstance or operating procedure or practice with respect to the Leased Premises or any of the operations thereat, prior to the date hereof, or which shall result from any act, practice or condition which shall be undertaken or permitted with the direct consent and knowledge of Fred J. Pisciotta while he shall be an executive of Lessee.

                VII.  DESTRUCTION OR CONDEMNATION OF LEASED PREMISES

                    1. The provisions of this Article VII shall apply notwithstanding, and shall supersede any provisions of this Lease to the contrary. If the Leased Premises should be damaged or destroyed by storm, fire, tornado, earthquake, flood or other casualty, Lessee shall give prompt written notice thereof to Lessor. In the event the Leased Premises shall be totally destroyed, Lessee and Lessor shall each have the option of forthwith terminating the Lease by giving written notice to the other party within ninety (90) days of the occurrence of such destruction in the case of Lessee's termination and within ninety
          (90) days of the Lessor's receipt of notice of the occurrence of such destruction in the case of Lessor's termination and in such event the insurance proceeds for the building's replacement or repair shall be delivered to Lessor and Lessor and Lessee shall have no further obligation to each other under this Lease. In the event the Leased Premises shall be totally or partially destroyed (and this Lease is not terminated pursuant to the previous sentence) or is rendered totally or partially untenantable or not fit for use as intended (and is not so terminated) by storm, fire, tornado, earthquake or other casualty, during the period prior to repair, rent shall abate in proportion to the portion of the Building as shall have been so damaged or destroyed or rendered totally or partially untenantable or not fit for use as intended. In the case of such destruction of, or any damage whatsoever to the Leased Premises, or any portion thereof, by reason of any such casualty, Lessor, at Lessor's own cost and expense, shall restore or repair the Leased Premises as soon as practicable to substantially the same condition as existed immediately prior to such casualty provided the same can be completed within one hundred twenty (120) [In Lease for Export Warehouse - 180 days] days after the date of notification to Lessor of the occurrence of the damage or destruction, and for that purpose shall be entitled to the benefit of all insurance provided for by Article IV hereof covering such destruction or damage less the cost, if any, of Lessor in collecting the insurance. If the amount of the insurance proceeds is insufficient to pay the cost of necessary repairs, replacement, or rebuilding the Leased Premises, Lessor may, in addition to any rights or remedies it may have hereunder, elect to retain such proceeds unless Lessee elects to pay any additional sum required, in which case Lessor shall repair the Leased Premises as set forth above. Should the necessary repairs or such condition of untenantability or lack of fitness for its intended use require a time period in excess of one hundred twenty (120) [In Lease for Export Warehouse - 180 days] days to complete or correct, Lessee and Lessor shall each have the option of forthwith terminating the Lease and in such event the insurance proceeds for the building's replacement or repair shall be delivered to Lessor and Lessor and Lessee shall have no further obligation to each other under this Lease; provided, however, if the casualty occurs during the final one (1) year of the Lease Term, and Lessee shall not have exercised its right to extend the Lease Term, Lessor shall not be required to rebuild or repair such damage and Lessor may retain all such insurance proceeds.

                    2. If a part of the Leased Premises shall be condemned and taken for any public or quasi-public use, leaving a remaining portion sufficient for use by Lessee for its purposes, then upon such condemnation or taking, there shall be such abatement in rent, as shall be just and equitable under all the circumstances; provided that in such event Lessee shall not be entitled to and expressly waives all claim to any condemnation award granted for such taking, provided, however, that Lessee shall have the right, to the extent that it shall not reduce Lessor's award, to claim from the condemnor, but not from Lessor, such compensation as may be recoverable in its own right for damage to Lessee's business and fixtures and moving expenses.

                    If the Leased Premises are wholly condemned or are condemned to such extent that the remaining portion thereof shall be unfit or inadequate for use by Lessee for its purposes (or for such other use as was being made of the Leased Premises at the time of such condemnation), this Lease and the term herein shall cease and terminate as of the date when Lessee shall vacate the Premises or when possession of the same shall be given to the condemning authority, whichever should first occur, and in such event Lessee shall not be entitled to and expressly waives all claim to any condemnation award granted for such taking, provided, however, that Lessee shall have the right, to the extent that it shall not reduce Lessor's award, to claim from the condemnor, but not from Lessor, such compensation as may be recoverable in its own right for damage to Lessee's business and fixtures and moving expenses.


                          VIII.  ASSIGNMENTS AND SUBLEASES

                    1. Lessee may not, without obtaining Lessor's consent (which shall not be unreasonably withheld or delayed), sublease or assign the whole or any part of the Leased Premises to any person, entity or group; provided that any such sublease or assignment shall not relieve Lessee of any of Lessee's obligations hereunder. Notwithstanding the foregoing, Lessee shall be entitled to assign this Lease, without such consent, but upon notice to Lessor, to any entity controlling, controlled by or under common control with Lessee; provided however, Lessee shall remain fully liable for all of their respective obligations hereunder.

                    2. Lessor shall have the right at any time and without prior notice to Lessee to sell, dispose of, or encumber the Leased Premises and/or to sell and/or assign any or all of its rights under this Lease.


                             IX.  DEFAULTS AND REMEDIES

                    1. The occurrence of any of the following shall constitute an Event of Default by Lessee:

                    (a) A failure by Lessee to pay any minimum rent or insurance premiums when due hereunder, where such failure continues for ten days;

                    (b) A failure by Lessee to pay any sums (other than minimum rent and insurance premiums) when due hereunder, where such failure continues for thirty days after written notice thereof from Lessor to Lessee;

                    (c) A failure by Lessee to fully observe and perform any other provision or covenant of this Lease to be observed or performed by Lessee, where such failure continues for 30 days after written notice thereof from Lessor to Lessee or, if such failure cannot be cured within such 30-day period and Lessor will not be materially harmed by such delay, for such longer period as may be required for such cure so long as such cure is commenced within such 30-day period and diligently prosecuted to completion; or

                    (d) The making by Lessee of any assignment for the benefit of creditors; the filing by or against Lessee of a petition under any bankruptcy, insolvency, reorganization or other similar law (unless in the case of a petition filed against Lessee, the same is dismissed or stayed within 90 days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Leased Premises or of Lessee's interest in this Lease (unless possession is restored to Lessee within 90 days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Lessee's interest in this Lease (unless the same is discharged or stayed within 90 days after the issuance thereof).

                    2. If an Event of Default shall occur and be continuing, Lessor, at its sole option, shall have the following remedies:

                    (a) Lessor may, after giving Lessee ten (10) days prior written notice, accelerate the Rent due hereunder for the following two (2) year period of the Term, whereupon such Rent shall be immediately due and payable.

                    (b) Lessor may terminate this Lease by written notice to Lessee to such effect, whereupon Lessee shall immediately surrender the Leased Premises to Lessor in accordance with the terms hereof, and Lessor shall be entitled to commence an action to recover all damages incurred by it on account of such default and termination.

                    (c) Lessor may enter the Leased Premises (with or without process of law and without thereby incurring any liability to Lessee and without such entry being constituted an eviction of Lessee or termination of this Lease) and take possession of the Leased Premises and, at any time at its sole option, relet the Leased Premises or any part thereof for the account of Lessee, for such terms, upon such conditions and at such rental as Lessor may reasonably elect. In the event of such reletting (i) Lessor shall receive and collect the rent therefrom and shall first apply such rent against such reasonable expenses as Lessor may at any time or from time to time have incurred in recovering possession of the Leased Premises, placing the same in good order and condition, altering or repairing the same for reletting and such other reasonable expenses, commissions and charges, including without limitation brokers' and attorneys' fees, which Lessor may at any time or from time to time have paid or incurred in connection with such repossession and reletting, and then shall apply such rent against Lessee's other obligations to Lessor hereunder, and (ii) Lessor may execute any lease in connection with such reletting in Lessor's name or in Lessee's name, as Lessor may see fit, and the tenant of such reletting shall be under no obligation to see to the application by Lessor of any rent collected by Lessor, nor shall Lessee have any right to collect any rent under such reletting. No re-entry by Lessor shall be deemed to be an acceptance of a surrender by Lessee of this Lease or of the Leased Premises.

                    (D) FOR VALUE RECEIVED AND UPON THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT HEREUNDER, OR UPON TERMINATION OF THE TERM OF THIS LEASE AND THE FAILURE OF LESSEE TO DELIVER POSSESSION TO LESSOR, LESSEE, AT THE OPTION OF LESSOR, AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR LESSEE AND ANY OTHER PERSON CLAIMING UNDER, BY OR THROUGH LESSEE, AND CONFESS JUDGMENT FORTHWITH AGAINST LESSEE AND SUCH OTHER PERSONS AND IN FAVOR OF LESSOR IN AN AMICABLE ACTION OF EJECTMENT FOR THE LEASED PREMISES, WITH RELEASE OF ALL ERRORS. LESSOR MAY UPON NOT LESS THAN TEN (10) DAYS PRIOR WRITTEN NOTICE TO LESSEE FORTHWITH ISSUE A WRIT OR WRITS OF EXECUTION FOR POSSESSION OF THE LEASED PREMISES, WITHOUT LEAVE OF COURT, AND LESSOR MAY, BY LEGAL PROCESS, WITHOUT NOTICE, RE-ENTER AND EXPEL LESSEE FROM THE LEASED PREMISES, AND ALSO ANY PERSONS HOLDING UNDER, BY OR THROUGH LESSEE.

                    (e) Lessor may exercise any other remedy available to it at law or in equity.

                    The foregoing remedies are intended to provide Lessor with means of recovering any damages incurred by Lessor by reason of the occurrence and continuance of an Event of Default by Lessee. To the extent that any one of such remedies is insufficient for such purpose, Lessor may exercise any other remedy available to it.

                    3. If Lessee defaults in the payment of any installment of rent hereunder, following the passage of all applicable cure periods, such installment shall bear interest at a rate per annum, computed on the basis of a three hundred sixty
          (360) day year applied to the actual number of days elapsed, equal to the interest rate announced by Mellon Bank, N.A., Pittsburgh, Pennsylvania, from time to time for short-term unsecured commercial loans to its largest and best commercial borrowers ("prime rate") plus 200 basis points, from the day such installment is due until actually paid. In like manner, all other and monies which may become due to Lessor from Lessee under the terms hereof, or which are paid by Lessor because of Lessee's default hereunder, shall, following the passage of all applicable cure periods, bear interest at the aforesaid prime rate plus 200 basis points, from the due date until paid, or, in the case of sums paid by Lessor because of Lessee's default hereunder, from the date such payments are made by Lessor until the date Lessor is reimbursed by Lessee therefor.

                    4. Each of the parties hereto shall use its reasonable efforts to mitigate its damages in the event of a default by the other party hereto. The parties hereto acknowledge that it is not the intention of the parties to permit the recovery by Lessor of more than its actual damages upon the occurrence of an Event of Default hereunder and no provision of this Lease shall be construed to permit any such result. Without limiting the foregoing, any sums received by Lessor from any reletting of the Leased Premises shall be offset by Lessor against amounts payable by Lessee and/or shall be returned to Lessee to the extent amounts recovered from Lessee shall exceed Lessor's actual damages under this Lease.


                         X.  INDEMNIFICATION AND EXONERATION

                    1. Subject to the provisions of this Lease, and except for matters covered elsewhere in this Lease, Lessee shall defend, indemnify and hold Lessor harmless from and against any and all claims, losses, liabilities, expenses, damages, fines or penalties (including court costs and reasonable attorney's fees) to any person or property in or upon the Leased Premises arising out of Lessee's use or occupancy of said Leased Premises, or any act or neglect of Lessee or Lessee's servants, employees or agents in connection with, or any change, alteration or improvement made by Lessee in, the Leased Premises.

                    2. Lessor shall not be liable for injury or damage to person or property occurring within or about the Leased Premises, unless caused by or resulting from the gross negligence of Lessor or its agents, servants or employees in the operation or maintenance of the Leased Premises. Subject to the provisions of this Lease, Lessor shall defend, indemnify and hold Lessee harmless from and against any and all claims, losses, liabilities, expenses, damages, fines or penalties (including court costs and reasonable attorney's fees) to any person or property in or upon the Leased Premises arising out of the gross negligence of Lessor. its agents, servants or employees.

                    3. All Lessee's personal property of every kind which may at any time be in the Leased Premises shall be at Lessee's sole risk, or at the risk of those claiming under Lessee, and Lessor shall, except for its gross negligent acts or omissions, not be liable for any damage to said property or loss suffered by the business or occupation of Lessee caused by water from any source whatsoever or from the bursting, overflowing or leaking of sewer or steam pipes or from the heating or plumbing fixtures or from electric wires or from gas or odors or caused in any other manner whatsoever.

                    4. Except as otherwise specifically provided herein, this Lease and the rights of Lessor and obligations of Lessee hereunder shall not be affected by any interference with Lessee's occupancy or use of the Leased Premises for any reason, including without limitation the following: (i) any damage to or theft, loss or destruction of any of the Leased Premises; (ii) any taking of any of the Leased Premises by eminent domain or similar proceedings; (iii) any prohibition of or limitation or restriction on Lessee's use of the Leased Premises; (iv) any bankruptcy, reorganization, insolvency or similar proceeding affecting Lessor, so long as the same does not affect Lessee's right to possession; or (v) any foreclosure or exercise of any other remedy by a mortgagee of the Leased Premises, so long as the same does not affect Lessee's right to possession.

                    5. Lessor's obligations hereunder shall be binding upon Lessor only with respect to the period of time that Lessor is the owner of the Leased Premises and, upon termination of that ownership, Lessee shall look solely to Lessor's successor in interest in the Leased Premises for the satisfaction of each and every obligation of Lessor hereunder accruing and/or arising after such time.

                    6. Anything contained in this Lease to the contrary notwithstanding, Lessee agrees that in any judicial proceeding pertaining to this Lease involving the collection of any judgment (or other judicial process) requiring the payment of money by Lessor or any director, officer or employee of Lessor in connection therewith, Lessee shall look solely to the estate and property of Lessor in the Leased Premises and to no other property or assets of Lessor, nor to any property of any director, officer, employee or agent of Lessor, nor shall any property of either Lessor (with the exception of the Leased Premises) or any director, officer, employee or agent of Lessor become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of Lessee's remedies. In addition, Lessee covenants and agrees that no personal liability or responsibility under this lease is assumed by, nor shall at any time be asserted or enforceable against, any director, officer or employee of Lessor on account of any covenant, undertaking or obligation under or with respect to this Lease, all such personal liability and responsibility, if any, being expressly waived and released.

                    7. If any claim, action or proceeding is initiated or asserted against any indemnified party, and such indemnified party intends to seek indemnification under this Agreement on account of its involvement in or with respect to such claim, action or proceeding, then such indemnified party shall give prompt notice to the indemnifying party of such claim, action or proceeding; provided, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from its obligations under this Agreement, but shall reduce such obligations by the amount of damages or increased costs and expenses attributable to such failure to give notice. Upon receipt of such notice, the indemnifying party shall diligently defend against such claim, action or proceeding on behalf of such indemnified party at its own expense using counsel reasonably acceptable to such indemnified party; provided, that if such indemnified party has been advised by counsel that it may have defenses available to it which are different from or in addition to those available to the indemnifying party, or that its interests in such claim, action or proceeding are adverse to the indemnifying party's interests, then such indemnified party may assert such defense or adverse interest in such or in connection with such claim, action or proceeding at the indemnifying party's expense. The indemnifying party or such indemnified party, as applicable, may participate in any claim, action or proceeding being defended against by the other at its own expense, and shall not settle any claim, action or proceeding without the prior consent of the other, which consent shall not be unreasonably withheld. The indemnifying party and such indemnified party shall cooperate with each other in the conduct of any such claim, action or proceeding.

                    8. Nothing contained in this Article X shall affect or negate any rights or obligations under the Asset Purchase Agreement.


                                    XI.  NOTICES

                    Any notice provided for herein shall be given by recognized overnight courier service, addressed to the parties at the addresses set forth below or to such addresses as such party may have fixed by notice:

                    To Lessee:     Republic Automotive Parts Sales, Inc.
                                500 Wilson Pike Circle
                                      Suite 115
                                    P.O. Box 2088
                              Brentwood, Tennessee 37024


                    To Lessor:     Beacon Auto Parts Company
                                6013 Enterprise Drive
                                  Export, PA  15632
                            Attention:  Fred J. Pisciotta


             XII.  CANCELLATION AND MODIFICATION - SUCCESSORS IN INTEREST

                    1. This Lease shall not be modified, nor shall any of the terms and conditions hereof in any manner be changed, suspended, or canceled, except by written agreement signed by the parties hereto.

                    2. This Lease shall be binding upon and inure to the benefit of the successors in interest of the parties hereto.


                                   XIII.   WAIVER

                    A waiver by either party of any default, breach or failure of the other party shall not be construed as a continuing waiver or as a waiver of any subsequent default, breach or failure. Failure by either party to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waiver or to decrease the right of such party to insist thereafter upon strict performance by the other party. Waiver by either party of any term, covenant or condition contained in the Lease may only be made by a written document signed by such party. Whenever in this Lease either party reserves or is given the right and power to give or withhold its consent to any action on the part of the other party, such right and power shall not be exhausted by its exercise on one or more occasions, but shall be a continuing right and power for the full term of this Lease.


                             XIV.    COUNTERPARTS, VENUE

                    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one of the same document. This Agreement is to be interpreted according to the laws of the Commonwealth of Pennsylvania.

                              XV.    MEMORANDUM OF LEASE

                    Upon the request of either party, the other party will in good faith cooperate in the prompt preparation, execution, delivery and recording of a reasonable and recordable short-form memorandum of this Lease.


                               XVI    UNAVOIDABLE DELAY

                    If either party shall be delayed or hindered in, or prevented from, the performance of any work, service or other act required under this Lease to be performed by the party and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, fire or other casualty, or other causes of a like nature beyond the control of the party so delayed or hindered, then performance of such work, service, or other act shall be excused for the period of such delay and the period for the performance of such work or other act shall be extended for a period equivalent to the period of such delay. In no event shall such delay constitute a termination of this Lease. The provisions of this Article shall not operate to excuse either party from the prompt payment of any Rent or other sums due and owing under this Lease.


                XVII    SUBORDINATION, NONDISTURBANCE AND ATTORNMENT.

                    Lessee accepts this Lease subject and subordinate in all respects to all [for Leased Premises not currently subject to mortgages of Mellon Bank, N.A., insert "future mortgages"] mortgages which may [now or][for Leased Premises not currently subject to mortgages of Mellon Bank, N.A., delete "now or"] hereafter be placed on or affect the Leased Premises or any part thereof, irrespective of any obligations which may be secured thereby; provided however, with respect to mortgages held by Mellon Bank, N.A. and any other future mortgages encumbering the Leased Premises, the mortgagee shall deliver to Lessee, following the written request of Lessee, a written agreement in form and substance reasonably satisfactory to Lessee and in recordable form providing that so long as no Event of Default shall exist hereunder, Lessee's possession of the Leased Premises and Lessee's rights under this Lease shall not be disturbed or affected. Such subordination shall be self-operative, and no further instrument of subordination shall be required by any mortgagee. However, in confirmation of such subordination, within fifteen (15) days after request by Lessor, Lessee shall execute and deliver promptly any certificates or other written assurances which Lessor may reasonably request designed to give effect to or provide evidence of the same. In the event of a sale in foreclosure of any mortgage to which this Lease is subordinate, or a transfer in lieu of foreclosure, or a taking of possession of the Leased Premises by the mortgagee or other person acting for or through the mortgagee under any mortgage to which this Lease is subordinate, Lessee shall attorn to and recognize the purchaser as the Lessor under this Lease.

          LESSEE EXPRESSLY WAIVES TO LESSOR THE BENEFIT TO LESSEE OF 68 P.S. SECTION 250.501, BEING SECTION 501 OF THAT ACT, APPROVED APRIL 6, 1951, ENTITLED "LANDLORD AND TENANT ACT OF 1951", AS MAY BE AMENDED FROM TIME TO TIME, REQUIRING NOTICE TO QUIT UPON THE EXPIRATION OF THE TERM OF THIS LEASE OR AT THE EXPIRATION OF ANY EXTENSION OR RENEWAL THEREOF, OR UPON ANY EARLIER TERMINATION OF THIS LEASE, AS HEREIN PROVIDED. LESSEE COVENANTS AND AGREES TO VACATE, REMOVE FROM AND DELIVER UP AND SURRENDER THE POSSESSION OF THE LEASED PREMISES TO LESSOR UPON THE EXPIRATION OF THE LEASE TERM OR UPON THE EXPIRATION OF ANY EXTENSION OR RENEWAL THEREOF, OR UPON ANY EARLIER TERMINATION OF THIS LEASE, AS HEREIN PROVIDED, WITHOUT SUCH NOTICE, IN THE CONDITION AS REQUIRED ABOVE.


                    IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Lease to be executed in duplicate by their respective officers thereunto duly authorized as of the day and year first above written.

                                       LESSOR:

          ATTEST:                       BEACON AUTO PARTS COMPANY


          _____________________________ By:____________________________
                                            Fred J. Pisciotta, President

          [Corporate Seal]


                                       LESSEE:

          ATTEST:                       REPUBLIC AUTOMOTIVE PARTS
                                            SALES, INC.


          _____________________________ By:____________________________
                                            _______________, President

          [Corporate Seal]



                                      EXHIBIT A


                                   LEASED PREMISES


                           _______________________________




                                   SCHEDULE 3.2(c)



          1. Lease, dated April 11, 1988, between Elly and Isadore Friedman, Lessors and Beacon, Lessee, as amended by an Amendment to Lease Agreement, dated June 21, 1991 among Scott M. Rodgers, Colleen J. Rodgers and Beacon Auto Parts Company, a Delaware corporation ("Beacon"); and extended by letter from Beacon to Scott M. Rodgers and Colleen J. Rodgers, dated December 27, 1994.

          2. Lease, dated May 20, 1991 between Finleyville Auto Parts, Inc., a Pennsylvania corporation, Lessor and Beacon, Lessee.

          3. Lease, dated April 11, 1988 between Elly and Isadore Friedman, Lessor and Beacon, Lessee, as extended and amended pursuant to Letter Agreement, dated January 3, 1995 from Beacon to Elly and Isadore Friedman.

          4. Lease, dated August 1, 1985 between Realco Development Company, a general partnership, Lessor ("Realco"), and Green Motor Equipment Company, Inc., a Pennsylvania corporation, Lessee ("Green"), as assigned by the Lease Assignment Agreement, dated April 11, 1988 by Green in favor of Beacon; and extended by Lease Extension Agreement, dated August 14, 1992 between Realco and Beacon.

          5. Lease, dated April 11, 1988 between Unity Auto Parts, Inc., Lessor and Beacon, Lessee, as extended by letter, dated November 1, 1994 from Beacon to Unity Auto Parts, Inc.

          6. Lease, dated June 15, 1990 among John Morgan, Richard Morgan, Lessors and Beacon, Lessee as extended by letter, dated March 15, 1995 from Beacon to John Morgan and Richard Morgan.

          7.        Lease, dated December 11, 1989 between John T.
                    Flaherty, Lessor and Beacon, Lessee, as extended by letter, dated August 4, 1994 from Beacon to John Flaherty.

          8. Lease, dated April 11, 1988 among Elly and Isadore Friedman, Paul J. and Lois Armstrong, Lessors and Beacon, Lessee, as extended by letter, dated November 1, 1994 from Beacon to Elly and Isadore Friedman.

          9. Lease, dated May 5, 1992 by and between Jack Schempp, Lessor and Beacon, Lessee.

          10. Lease, dated January 23, 1986 by and between Union Real Estate Company of Pittsburgh, agent for Estate of B.B. Aberman, Lawrence Leyton, Paul Kossman, Murray S. Levine, Fred Weinstock and Irene Weinstock, Lessor and Beacon Auto Parts of Penn Hills, Inc., a Pennsylvania corporation, Lessee, guaranteed by Isadore and Elly Friedman pursuant to a guarantee, dated January 23, 1986; as assigned by Assignment of Lease, dated April 11, 1988 by Isadore and Elly Friedman in favor of Beacon; and as extended by Lease Extension Agreement No. 2, dated December 27, 1993 between Union Real Estate Company of Pittsburgh and Beacon.

          11. Lease, dated October 29, 1990 by and between Fieldbrook Foods, Inc., Lessor and Beacon, Lessee; as extended by letter from Beacon to Fieldbrook Foods, Inc., dated November 22, 1993.

          12. Lease, dated August 26, 1994 among Barry E. Burkhart and Kimberly Ann Burkhart, Lessors and Beacon, Lessee.

          13. Lease Agreement, dated October 1, 1993 between Al Lorenzi Lumber Company, Inc., Lessor and Beacon, Lessee and Addendum to Lease Agreement, dated October 6, 1993 between Al Lorenzi Lumber Company, Inc. and Beacon.



                                                             Exhibit 3.2(c)

                            LEASEHOLD ASSIGNMENT AGREEMENT

                         This Leasehold Assignment Agreement, dated as of ____________, 1995, between Beacon Auto Parts Company, a Delaware corporation ("Assignor"), and Republic Automotive Parts Sales, Inc. a Delaware corporation ("Assignee").

                         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

                         I. Effective as of the date of the Closing (the "Effective Date") under that certain Agreement of Purchase and Sale of Assets among Assignor and Assignee and certain other parties (the "Purchase Agreement"), Assignor does hereby assign, bargain, transfer, convey and set over unto Assignee, free and clear of all liens, pledges, charges, mortgages, security interests, restrictions, easements, liabilities, claims, encumbrances and rights of others with every kind and description, Assignor's entire interest in and under that certain Lease Agreement (the "Lease"), dated _____________ between _________________________________ ("Lessor") and Assignor, and
          demising certain premises more fully described in the Lease, which description is hereby incorporated herein by reference,

                         II. Effective as of the Effective Date, Assignee assumes as at said date, and agrees to discharge following said date, all of the unperformed and unfulfilled obligations of Assignor accruing under the Lease, but in all cases only to the extent that such duties accrue after said date.

                         III. Nothing contained herein shall be deemed to relieve Assignor of any of its obligations under the Lease with respect to any and all periods, occurrences and matters prior to or ending with the Effective Date.

                         IV. This Leasehold Assignment Agreement and the obligations of the parties hereunder shall be of no force or effect if the Closing under the Purchase Agreement does not occur by _____________, 1995. Assignee will notify Lessor if and when the Closing shall occur and, if so, of the Effective Date.

                         V.  This Agreement may be executed in
          counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.



                         IN WITNESS WHEREOF, Assignor has caused this Lease Assignment Agreement to be duly executed as of the date first above written.

                                     ASSIGNOR:

                                     BEACON AUTO PARTS COMPANY


                                     By:_______________________



                                     ASSIGNEE:

                                     REPUBLIC AUTOMOTIVE PARTS SALES, INC.

                                     By:________________________________



                                    LESSOR CONSENT

                         The undersigned, being the lessor under the above specified Lease, hereby consents to the above Leasehold Assignment Agreement and acknowledges that from and after the Effective Date (as defined above) it will recognize Assignor as the Lessee under the Lease with respect to periods, and obligations of the lessee arising, from and after the Effective Date.


          Dated:_____________________________

          By:________________________________


                                                             Exhibit 3.2(d)


                                 ESTOPPEL CERTIFICATE

                         The undersigned, as Landlord (Landlord") under the lease agreement, as the same may have heretofore been amended, with ______________, as tenant ("Tenant"), a true and correct copy of which is attached as Exhibit A hereto (the "Lease"), does hereby certify the following:

                         1. That the Lease is in full force and effect and, except as noted in Exhibit B hereto, has not otherwise been amended, modified, supplemented or superseded.

                         2. That there is no defense, offset, claim or counterclaim by or in favor of Landlord against Tenant under the Lease or against the obligations of Landlord under the Lease.

                         3. That the Landlord is not aware of any default now existing of Landlord or of Tenant under the Lease, or of any event which with notice or the passage of time or both would constitute a default of Landlord or of Tenant under the Lease.

                         4. That the Landlord has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Lease by Tenant.

                         5.  That the monthly rent of $
          due under the Lease has been paid through           , 199__ and
          all additional rent due under the Lease has been paid on through __________________, 19__.

                         6. That Landlord is holding the amount of $ as security under the Lease for the performance of Tenant's obligations thereunder, no part of any such security, if any, has been attached, released or otherwise encumbered.

                         7.  The commencement date of the term of the Lease
          was
                   .

                         8. That the landlord hereby consents to the assignment of the Lease by Tenant to Republic Automotive Parts Sales, Inc. ("Republic").

                         9. That the above certifications are made by Landlord knowing that it shall be relied upon by Republic.

                     Landlord:_____________________________

                     By:

                     Title:


                                                             Exhibit 3.2(i)

                         EMPLOYMENT AGREEMENT, dated as of _____________, 1995, by and between, Republic Automotive Parts Sales, Inc., a Delaware corporation ("RAPSI"), and Fred J. Pisciotta, an individual (the "Executive").

                         In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                         1. Employment. RAPSI hereby agrees to employ the Executive, and the Executive hereby accepts and agrees to such employment, commencing as of the date hereof, upon the terms and conditions hereinafter set forth.

                         2. Term. The term of the Executive's employment under this Agreement shall commence as of the date hereof and shall continue for a period of ____ months until December 31, 1997, unless sooner terminated as provided elsewhere in this Agreement (the "Term"). The term of the Executive's employment hereunder may be renewed for an additional term or terms only by express written agreement of the parties, on the terms set forth in any such renewal agreement.

                         3. Duties and Services. The Executive agrees, from and after the date hereof, to serve RAPSI faithfully, diligently and to the best of his ability, subject to and under the direction and control of the president of RAPSI, with principal general management responsibility for the business and operations acquired by RAPSI pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of _________, 1995, among Beacon Auto Parts Company, a Delaware corporation, Beacon Auto Parts Company, a Pennsylvania business trust, RAPSI and certain other parties (the "Purchase Agreement"), as such business and operations may be expanded or contracted or changed from time to time (the "Western PA Business"). The Executive shall devote his entire business time, energy and skill to such employment and shall perform and discharge such duties and responsibilities and exercise such authority, as the president of RAPSI shall specify from time to time.

                         4. Compensation. (a) During the Term of the Executive's employment hereunder, RAPSI agrees to pay to the Executive, and the Executive agrees to accept, a salary for all his services (the "Salary") at the rate of $150,000 per annum, payable in accordance with RAPSI's standard payroll policies from time to time.

                              (b)  The Executive expressly acknowledges
          that he shall not be entitled to receive or participate in any plan or program for bonus, incentive or additional compensation as an executive of RAPSI, and that any such bonus, incentive or additional compensation, if paid to the Executive, shall be at the sole discretion of RAPSI and if paid in or for any period shall not constitute an addition to Salary or create any expectation as to compensation in or for any subsequent period.

                         5.   Employee Benefits.  (a)  RAPSI shall
          reimburse the Executive for his reasonable business expenses, including travel and entertainment, incurred by him for or on behalf of RAPSI in furtherance of the performance of his duties hereunder. Such reimbursement shall be subject to receipt by RAPSI from the Executive of an itemized accounting therefor, together with such vouchers and other reasonable verifications as RAPSI shall require satisfactorily evidence such expenses, and such policies as RAPSI shall establish from time to time.

                              (b)  The Executive shall be entitled to
          participate, in accordance with the terms thereof, in any employee benefit plans maintained by RAPSI generally for the non-union employees of RAPSI or of the Western PA Business, as RAPSI may determine, including any life, health, hospitalization and medical plans and any retirement, savings, or other similar plans. The foregoing shall not be construed to require RAPSI to establish any such plan, or to prevent RAPSI from modifying or terminating any such plan once established.

                         6. Termination of Benefits. (a) Notwithstanding anything to the contrary contained herein, the employment of the Executive under this Agreement, as well as the Executive's right to receive Salary not then accrued, shall terminate upon the earliest to occur of the following events:

                                   (i)  The death or disability (as defined
          below) of the Executive.

                                   (ii)  The expiration of the Term.

                                   (iii) Upon written notice to the
          Executive from RAPSI of such termination, for Cause.

                                   (iv) Upon written notice to the
          Executive by RAPSI, if the Executive advises RAPSI in writing of his intention to terminate his employment.

                              (b)  For the purposes of this Agreement: (i)
          The Executive shall be deemed "disabled" if, by reason of physical or mental disability or illness, the Executive is unable to perform his duties hereunder for a continuous period of 180 days during the Term or for an aggregate of 210 days during any twelve month period during the Term, and RAPSI or the Executive so notifies the other in writing of the termination of the Executive's employment hereunder by reason thereof.

                              (c)  The occurrence of any of the following
          events or circumstances shall constitute "Cause" for termination, at the election of the Board of Directors of RAPSI, of the term of employment of the Executive under this Agreement, to wit:

                                   (i)  the Executive shall voluntarily
          resign as an employee of RAPSI without approval of the Board of Directors of RAPSI other than by reason of a breach of this Agreement in any material respect by RAPSI which has not been cured within 30 calendar days after RAPSI's receipt of written notice of such breach given to RAPSI by the Executive;

                                   (ii) the commission by the Executive of
          a felony, or Executive engaging in theft, embezzlement or fraud with respect to significant rights or property of RAPSI or any of its employees, affiliates, customers or suppliers;

                                   (iii)  the repeated and deliberate
          failure by the Executive to comply with reasonable policies or directives of the president or board of directors of RAPSI or Republic after written notice to him of such conduct; or

                                   (iv) the Executive shall breach this
          Agreement in any material respect and fail to cure such breach within 30 calendar days after written notice of such breach is given by RAPSI to the Executive;

          it being understood that the inability of the Executive to achieve favorable results of operations for reasons unrelated to the events or circumstances described in clauses (i), (ii), (iii) and (iv) hereof shall not in an of itself be deemed to constitute Cause for termination hereunder.

                         7. Deductions and Withholding. The Executive agrees that RAPSI shall withhold from any and all payments required to be made to the Executive pursuant to this Agreement all federal, state, local and/or other taxes which are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

                              8.   Non-Competition, Restrictive Covenants,
          Confidentiality and Injunctive Relief. (a) Without limiting in any manner any non-competition or similar undertaking or obligation entered into by the Executive in connection with the Purchase Agreement, the Executive agrees that, commencing as of the date hereof and during the term of the Executive's employment with RAPSI, the Executive shall not, without the prior written approval of the board of directors of RAPSI, directly or indirectly through any other person, firm or corporation, whether for himself or as agent on behalf of any other person or entity, and whether as employee, consultant, principal, lender, partner, officer, director, stockholder or otherwise:

                                   (A)  engage or participate in, or become
          employed by, or render any services in connection with, the operation, promotion and/or management of any automotive products, parts or accessories distribution, sale, marketing or services enterprise or business; or

                                   (B)  solicit, raid, entice or induce any
          person who presently is, or any time during the Executive's employment with RAPSI shall be or shall have been, an employee of Republic Automotive Parts, Inc. ("Republic") or any of its direct or indirect subsidiaries (collectively the "Republic Group") at any time during the twelve (12) months preceding such solicitation, raid, enticement or inducement, to become employed or retained by any other person or entity.

                              (b)  Recognizing that the Executive's
          knowledge, information and relationship with existing or prospective suppliers, accounts, customers and representatives of, to or for any member of the Republic Group, and the knowledge of the business, personnel, methods, systems, customers, accounts, suppliers, plans and policies of the Republic Group, which he currently has and shall hereafter establish, receive or obtain as an employee, or in connection with services performed for any member of the Republic Group, are valuable and unique assets of the Republic Group, the Executive agrees that, at all times during and after the Executive's employment with RAPSI, he shall not (otherwise than pursuant to his duties hereunder), directly or indirectly, use, divulge, furnish or make accessible to anyone, without the prior written consent of the board of directors of RAPSI, any confidential or proprietary knowledge or information pertaining to any member of the Republic Group, or the business, personnel, methods, systems, customers, accounts, suppliers, plans or policies thereof, to any person or entity, for any reason or purpose whatsoever.

                              (c)  The Executive acknowledges that the
          services to be rendered by him are of a special, unique and extraordinary character and, in connection with such services, he will have access to confidential information vital to the business of the Republic Group. By reason of the foregoing, the Executive consents and agrees that, if he violates any of the provisions of this Section 8, the Republic Group would sustain irreparable harm and, therefore, in addition to any other remedies which RAPSI may have under this Agreement or otherwise, the Republic Group shall be entitled to apply (without the necessity of posting any bond) to any court of competent jurisdiction for an injunction restraining the Executive or any other party from committing or continuing any such violation (or participating therein) of this Agreement, and the Executive shall not object to any such application.

                         9.  Warranty.  The Executive warrants and
          represents that he is not a party to any agreement, contract or understanding, whether of employment or otherwise, which would in any way restrict or prohibit him from undertaking his position as an executive of RAPSI and complying with his obligations in accordance with the terms and conditions of this Agreement.

                         10. Key-man Insurance. The Executive agrees that RAPSI may from time to time and for RAPSI's own benefit apply for and take out life insurance covering the Executive, either independently or together with others, in any amount and form which RAPSI may deem to be in its best interests. RAPSI shall own all rights in such insurance and in the cash values and proceeds thereof and the Executive shall not have any right, title or interest therein. The Executive agrees to assist RAPSI, at RAPSI's expense, in obtaining any such insurance by, among things, submitting to the customary examinations and correctly preparing, signing and delivering such applications and other documents as reasonably may be required.

                         11. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or by registered or certified mail, return receipt requested, or by recognized over-night courier service to the other party hereto, in the case of the Executive at his address as set forth in RAPSI's records, and in the case of RAPSI, at its principal executive office from time to time. Any such notice shall be deemed given at such time as it shall be delivered. Either party may change the address to which notices, requests, demands and other communications hereunder shall be sent by giving written notice of such change of address in the manner hereinabove provided.

                         12.  Assignability and Binding Effect.  This
          Agreement shall inure to the benefit of and shall be binding upon the heirs, executors, administrators, successors and legal representatives of the Executive, and shall inure to the benefit of and be binding upon RAPSI and its successors and assigns. The Executive may not assign, transfer, pledge, encumber, hypothecate or otherwise dispose of this Agreement, or any of his rights or obligations hereunder, and any such attempted delegation or disposition shall be null and void and without effect. A successor to substantially all the business and assets of RAPSI shall assume in writing the obligations of RAPSI under this Agreement.

                         13.  Severability.  In the event that any
          provisions of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, (including, but not limited to, any provisions which would be held to be unenforceable because of the scope, duration or area of its applicability), unless narrowed by construction, this Agreement shall, as to such jurisdiction only, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable (or if such language can not be drawn narrowly enough, the court making any such determination shall have the power to modify such scope, duration or area or all of them, but only to the extent necessary to make such provision or provisions enforceable in such jurisdiction, and such provision shall then be applicable in such modified form). If, notwithstanding the foregoing, any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction, such provision shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                         14.  Governing Law.  This Agreement shall be
          governed by and construed in accordance with the internal laws of the State of Pennsylvania, without regard to principles of conflict of laws and regardless of where actually executed, delivered or performed.

                         15. Complete Understanding; Counterparts. This Agreement constitutes the complete understanding and supersedes any and all prior agreements and understandings between the parties with respect to its subject matter, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by written instrument signed by each of the parties hereto. The Section and paragraph headings contained herein are for convenience only, and are not part of and are not intended to define or limit the contents of said Sections and paragraphs. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.


                         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                               REPUBLIC AUTOMOTIVE PARTS SALES, INC.

                               By:
                                   ________________________________




                                   ____________________________________
                                   Fred J. Pisciotta


                                                             Exhibit 3.2(i)

                    EMPLOYMENT AGREEMENT, dated as of _____________, 1995, by and between, Republic Automotive Parts Sales, Inc., a Delaware corporation ("RAPSI"), and John Wieder, an individual (the "Executive").

                    In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                    1. Employment. RAPSI hereby agrees to employ the Executive, and the Executive hereby accepts and agrees to such employment, commencing as of the date hereof, upon the terms and conditions hereinafter set forth.

                    2. Term. The term of the Executive's employment under this Agreement shall commence as of the date hereof and shall continue for a period of ____ months until December 31, 1997, unless sooner terminated as provided elsewhere in this Agreement (the "Term"). The term of the Executive's employment hereunder may be renewed for an additional term or terms only by express written agreement of the parties, on the terms set forth in any such renewal agreement.

                    3. Duties and Services. The Executive agrees, from and after the date hereof, to serve RAPSI faithfully, diligently and to the best of his ability, subject to and under the direction and control of the president of RAPSI, in an executive capacity in connection with the business and operations acquired by RAPSI pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of _________, 1995, among Beacon Auto Parts Company, a Delaware corporation, Beacon Auto Parts Company, a Pennsylvania business trust, RAPSI and certain other parties (the "Purchase Agreement"), as such business and operations may be expanded or contracted or changed from time to time (the "Western PA Business"). The Executive shall devote his entire business time, energy and skill to such employment and shall perform and discharge such duties and responsibilities and exercise such authority, as the president of RAPSI shall specify from time to time.

                    4. Compensation. (a) During the Term of the Executive's employment hereunder, RAPSI agrees to pay to the Executive, and the Executive agrees to accept, a salary for all his services (the "Salary") at the rate of $60,000 per annum, payable in accordance with RAPSI's standard payroll policies from time to time.

                         (b) The Executive expressly acknowledges that he shall not be entitled to receive or participate in any plan or program for bonus, incentive or additional compensation as an executive of RAPSI, and that any such bonus, incentive or additional compensation, if paid to the Executive, shall be at the sole discretion of RAPSI and if paid in or for any period shall not constitute an addition to Salary or create any expectation as to compensation in or for any subsequent period.

                    5. Employee Benefits. (a) RAPSI shall reimburse the Executive for his reasonable business expenses, including travel and entertainment, incurred by him for or on behalf of RAPSI in furtherance of the performance of his duties hereunder. Such reimbursement shall be subject to receipt by RAPSI from the Executive of an itemized accounting therefor, together with such vouchers and other reasonable verifications as RAPSI shall require satisfactorily evidence such expenses, and such policies as RAPSI shall establish from time to time.

                         (b)  The Executive shall be entitled to
          participate, in accordance with the terms thereof, in any employee benefit plans maintained by RAPSI generally for the non-union employees of RAPSI or of the Western PA Business, as RAPSI may determine, including any life, health, hospitalization and medical plans and any retirement, savings, or other similar plans. The foregoing shall not be construed to require RAPSI to establish any such plan, or to prevent RAPSI from modifying or terminating any such plan once established.

                    6. Termination of Benefits. (a) Notwithstanding anything to the contrary contained herein, the employment of the Executive under this Agreement, as well as the Executive's right to receive Salary not then accrued, shall terminate upon the earliest to occur of the following events:

                              (i)  The death or disability (as defined
          below) of the Executive.

                              (ii)  The expiration of the Term.

                              (iii) Upon written notice to the Executive from RAPSI of such termination, for Cause.

                              (iv) Upon written notice to the Executive by RAPSI, if the Executive advises RAPSI in writing of his intention to terminate his employment.

                         (b) For the purposes of this Agreement: (i) The Executive shall be deemed "disabled" if, by reason of physical or mental disability or illness, the Executive is unable to perform his duties hereunder for a continuous period of 180 days during the Term or for an aggregate of 210 days during any twelve month period during the Term, and RAPSI or the Executive so notifies the other in writing of the termination of the Executive's employment hereunder by reason thereof.

                         (c) The occurrence of any of the following events or circumstances shall constitute "Cause" for termination, at the election of the Board of Directors of RAPSI, of the term of employment of the Executive under this Agreement, to wit:

                              (i)  the Executive shall voluntarily resign
          as an employee of RAPSI without approval of the Board of Directors of RAPSI other than by reason of a breach of this Agreement in any material respect by RAPSI which has not been cured within 30 calendar days after RAPSI's receipt of written notice of such breach given to RAPSI by the Executive;

                              (ii) the commission by the Executive of a felony, or Executive engaging in theft, embezzlement or fraud with respect to significant rights or property of RAPSI or any of its employees, affiliates, customers or suppliers;

                              (iii) the repeated and deliberate failure by the Executive to comply with reasonable policies or directives of the president or board of directors of RAPSI or Republic after written notice to him of such conduct; or

                              (iv) the Executive shall breach this
          Agreement in any material respect and fail to cure such breach within 30 calendar days after written notice of such breach is given by RAPSI to the Executive;

          it being understood that the inability of the Executive to achieve favorable results of operations for reasons unrelated to the events or circumstances described in clauses (i), (ii), (iii) and (iv) hereof shall not in an of itself be deemed to constitute Cause for termination hereunder.

                    7. Deductions and Withholding. The Executive agrees that RAPSI shall withhold from any and all payments required to be made to the Executive pursuant to this Agreement all federal, state, local and/or other taxes which are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

                    8.   Non-Competition, Restrictive Covenants,
          Confidentiality and Injunctive Relief. (a) Without limiting in any manner any non-competition or similar undertaking or obligation entered into by the Executive in connection with the Purchase Agreement, the Executive agrees that, commencing as of the date hereof and during the term of the Executive's employment with RAPSI, the Executive shall not, without the prior written approval of the board of directors of RAPSI, directly or indirectly through any other person, firm or corporation, whether for himself or as agent on behalf of any other person or entity, and whether as employee, consultant, principal, lender, partner, officer, director, stockholder or otherwise:

                              (A)  engage or participate in, or become
          employed by, or render any services in connection with, the operation, promotion and/or management of any automotive products, parts or accessories distribution, sale, marketing or services enterprise or business; or

                              (B)  solicit, raid, entice or induce any
          person who presently is, or any time during the Executive's employment with RAPSI shall be or shall have been, an employee of Republic Automotive Parts, Inc. ("Republic") or any of its direct or indirect subsidiaries (collectively the "Republic Group") at any time during the twelve (12) months preceding such solicitation, raid, enticement or inducement, to become employed or retained by any other person or entity.

                         (b) Recognizing that the Executive's knowledge, information and relationship with existing or prospective suppliers, accounts, customers and representatives of, to or for any member of the Republic Group, and the knowledge of the business, personnel, methods, systems, customers, accounts, suppliers, plans and policies of the Republic Group, which he currently has and shall hereafter establish, receive or obtain as an employee, or in connection with services performed for any member of the Republic Group, are valuable and unique assets of the Republic Group, the Executive agrees that, at all times during and after the Executive's employment with RAPSI, he shall not (otherwise than pursuant to his duties hereunder), directly or indirectly, use, divulge, furnish or make accessible to anyone, without the prior written consent of the board of directors of RAPSI, any confidential or proprietary knowledge or information pertaining to any member of the Republic Group, or the business, personnel, methods, systems, customers, accounts, suppliers, plans or policies thereof, to any person or entity, for any reason or purpose whatsoever.

                         (c) The Executive acknowledges that the services to be rendered by him are of a special, unique and extraordinary character and, in connection with such services, he will have access to confidential information vital to the business of the Republic Group. By reason of the foregoing, the Executive consents and agrees that, if he violates any of the provisions of this Section 8, the Republic Group would sustain irreparable harm and, therefore, in addition to any other remedies which RAPSI may have under this Agreement or otherwise, the Republic Group shall be entitled to apply (without the necessity of posting any bond) to any court of competent jurisdiction for an injunction restraining the Executive or any other party from committing or continuing any such violation (or participating therein) of this Agreement, and the Executive shall not object to any such application.

                    9. Warranty. The Executive warrants and represents that he is not a party to any agreement, contract or understanding, whether of employment or otherwise, which would in any way restrict or prohibit him from undertaking his position as an executive of RAPSI and complying with his obligations in accordance with the terms and conditions of this Agreement.

                    10. Key-man Insurance. The Executive agrees that RAPSI may from time to time and for RAPSI's own benefit apply for and take out life insurance covering the Executive, either independently or together with others, in any amount and form which RAPSI may deem to be in its best interests. RAPSI shall own all rights in such insurance and in the cash values and proceeds thereof and the Executive shall not have any right, title or interest therein. The Executive agrees to assist RAPSI, at RAPSI's expense, in obtaining any such insurance by, among things, submitting to the customary examinations and correctly preparing, signing and delivering such applications and other documents as reasonably may be required.

                    11. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or by registered or certified mail, return receipt requested, or by recognized over-night courier service to the other party hereto, in the case of the Executive at his address as set forth in RAPSI's records, and in the case of RAPSI, at its principal executive office from time to time. Any such notice shall be deemed given at such time as it shall be delivered. Either party may change the address to which notices, requests, demands and other communications hereunder shall be sent by giving written notice of such change of address in the manner hereinabove provided.

                    12. Assignability and Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the heirs, executors, administrators, successors and legal representatives of the Executive, and shall inure to the benefit of and be binding upon RAPSI and its successors and assigns. The Executive may not assign, transfer, pledge, encumber, hypothecate or otherwise dispose of this Agreement, or any of his rights or obligations hereunder, and any such attempted delegation or disposition shall be null and void and without effect. A successor to substantially all the business and assets of RAPSI shall assume in writing the obligations of RAPSI under this Agreement.

                    13. Severability. In the event that any provisions of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, (including, but not limited to, any provisions which would be held to be unenforceable because of the scope, duration or area of its applicability), unless narrowed by construction, this Agreement shall, as to such jurisdiction only, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable (or if such language can not be drawn narrowly enough, the court making any such determination shall have the power to modify such scope, duration or area or all of them, but only to the extent necessary to make such provision or provisions enforceable in such jurisdiction, and such provision shall then be applicable in such modified form). If, notwithstanding the foregoing, any provision of this Agreement would be held to be invalid, prohibited or unenforceable in any jurisdiction, such provision shall be ineffective to the extent of such invalidity, prohibition or unenforceability, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                    14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Pennsylvania, without regard to principles of conflict of laws and regardless of where actually executed, delivered or performed.

                    15. Complete Understanding; Counterparts. This Agreement constitutes the complete understanding and supersedes any and all prior agreements and understandings between the parties with respect to its subject matter, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by written instrument signed by each of the parties hereto. The Section and paragraph headings contained herein are for convenience only, and are not part of and are not intended to define or limit the contents of said Sections and paragraphs. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.


                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   REPUBLIC AUTOMOTIVE PARTS SALES, INC.

                                   By: ________________________________




                                   ____________________________________
                                   John Wieder





                                   Schedule 3.3(a)

                    The Cash Payment shall be paid as follows:

                    (1) The amounts necessary to satisfy in full the indebtedness of Sellers to its lending banks and other creditors whose indebtedness is secured by any Lien on the Purchased Assets (other than the Permitted Post-Closing Debt), to the accounts of such creditors.

                    (2) The balance, after giving effect to clause (1) immediately above, to the account of Trust.




                        [Form of Note Delivered at Closing --
                reflects certain changes from original Exhibit 3.3(b)]

                                                             Exhibit 3.3(b)

                             SUBORDINATED PROMISSORY NOTE



                                                                     , 1995



                    FOR VALUE RECEIVED, Republic Automotive Parts Sales, Inc., a Delaware corporation (the "Maker"), with offices at 500 Wilson Pike Circle, Suite 115, P.O. Box 2088, Brentwood, Tennessee 37024, promises to pay to Beacon Auto Parts Company, a Pennsylvania business trust ("Payee"), at such place as is designated in writing by the holder of this Note, a principal sum of $2,000,000 (the "Principal Sum"), in four (4) equal annual installments of $500,000, commencing on the first anniversary of the Closing Date (as defined in the Agreement referred to below), and on each of the three subsequent anniversaries of the Closing Date, with the entire unpaid balance of the Principal Sum of this Note being due and payable on the fourth anniversary of the Closing Date. From and after the Closing Date, the balance of the Principal Sum outstanding from time to time shall bear interest at 7.055% per annum, all then accrued but unpaid interest being due and payable on or before the last day of each calendar quarter commencing with September 30, 1995. Any payments or prepayments received in respect of this Note shall be applied first against accrued interest payable hereunder, with the balance being applied against the remaining scheduled installments of the Principal Sum in order of maturity thereof.

                    This Note is issued pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of June 20, 1995 among the Maker, Payee and certain other parties (the "Agreement"), and, among other matters, is subject to the provisions of Section
          9.4 of the Agreement; provided that nothing contained in the Agreement shall impair the rights of the holders of Senior Indebtedness, as hereinafter defined, under this Note.

                    Notwithstanding any provision of this Note to the contrary, the indebtedness evidenced by this Note (including all interest thereon), and all renewals, extensions and modifications thereof and hereof, is and shall remain subordinate and junior in right of payment, to the extent set forth in this Note, to the prior payment in full of all indebtedness (including principal, interest, fees and other charges), and any other obligations, whether direct or contingent, presently existing or hereafter incurred, of the Maker or its parent company, Republic Automotive Parts, Inc. ("RAPI"), for money borrowed from, and/or arising out of any credit facilities and/or any loan agreement(s) with, Comerica Bank ("Bank") and/or to any successor to Bank and/or to any one or more banks or other lending institutions which shall repay a portion or all of the indebtedness or obligations of the Maker or RAPI to Bank or any such successor in the future, or which otherwise shall become the primary institutional lenders to RAPI or the Maker, and/or under guaranties from time to time by the Maker and/or RAPI of any of such indebtedness or obligations, all as the same may be refinanced, restated, modified or amended from time to time (collectively, "Senior Indebtedness"). No payments of, nor any cancellation, set-off or discharge of, nor any transfer of collateral in respect of, any principal or interest shall be made, given or received hereunder or in respect of the indebtedness evidenced by this Note, nor shall any holder of this Note be entitled to demand or accept payment of any amount due or payable under this Note, whether by acceleration or upon demand by reason of the occurrence of an Event of Default (as hereinafter defined), at maturity, or otherwise, nor shall the holder hereof be entitled to declare an acceleration or demand immediate payment of the indebtedness evidenced by this Note, until the Senior Indebtedness shall have been paid in full, if there shall have occurred and be continuing a default in the payment of principal and/or interest under Senior Indebtedness, or a default under any financial covenant of the Maker or RAPI under Senior Indebtedness which shall have occurred and be continuing or would occur or exist by reason of such payment under this Note which has not been waived by Bank or the then holder(s) of such Senior Indebtedness. All payments and distributions which would otherwise be payable or deliverable in respect of this Note (but for the terms hereof) shall be paid or delivered directly to the holders of Senior Indebtedness at the time outstanding, ratably, until all such Senior Indebtedness shall have been paid in full. If any payment, distribution or collateral shall be received by any holder of this Note in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment, distribution or collateral shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Senior Indebtedness at the time outstanding for application to the payment of all Senior Indebtedness remaining unpaid, ratably, to the extent necessary to pay all such Senior Indebtedness in full. Nothing in this paragraph shall impair or qualify, as among the Maker and the holder hereof, the obligation of the Maker to pay the holder hereof the principal of and interest on this Note when and as due as set forth elsewhere herein, subject, however, to the rights of the holders of Senior Indebtedness, and to the provisions as to subordination, as provided herein.

                    In the event of any liquidation, dissolution or any other winding up of the Maker or in the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy laws, or any other marshalling of the assets or liabilities of the Maker, or any proceeding as to any of the foregoing, (i) Senior Indebtedness shall first be paid in full before the holder of this Note shall be entitled to receive any moneys, dividends or assets in any such proceeding, and (ii) the holder of this Note will at the request of the holders of the Senior Indebtedness file any claim, proof of claim or other instrument of similar character necessary to enforce the obligations of the Maker in respect of this Note and will hold in trust for the holders of the Senior Indebtedness and pay over to them, in the form received, to be applied to Senior Indebtedness, pro rata, any and all moneys, dividends or other assets, received in any such proceeding on account of this Note, until the Senior Indebtedness shall be paid in full. In the event that the holder of this Note shall fail to take such action requested by the holders of Senior Indebtedness, such holders may, as attorneys-in-fact for the holder of this Note, and are hereby irrevocably authorized by the holder hereof to, take such action on behalf of the holder of this Note as shall be necessary to effect or in furtherance of the provisions of this paragraph, and without limiting the generality of the foregoing:

                           (i) to enforce claims under this Note either in their own name or the name of the holder hereof by proof of debt, proof of claim, suit or otherwise;

                          (ii)  to vote in their sole discretion in
          connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action, including, without limitation, the right to participate in any composition of creditors and the right to vote this Note at creditors' meetings; and

                         (iii) to take generally any action in connection with any such proceeding or meeting which the holder hereof might otherwise take.

                    No payment or distribution to the holder of any Senior Indebtedness as contemplated by the provisions of this Note shall entitle the holder hereof to exercise any rights of subrogation in respect thereof until all Senior Indebtedness shall have been paid in full; and, for the purposes of such subrogation, payments or distributions to the holder of any Senior Indebtedness of any cash, property or securities to which the holder hereof would be entitled except for the provisions of this Note shall, as between the Maker and its creditors other than the holders of Senior Indebtedness and the holder hereof, be deemed to be a payment by the Maker to or on account of the Senior Indebtedness, it being understood that the provisions of this Note are for the purpose of defining the relative rights of the holder hereof, on the one hand, and the holders of Senior Indebtedness on the other hand.

                    The holders of the Senior Indebtedness may, at any time and from time to time, without consent of or notice to the holder of this Note and without impairing or releasing any of the rights of the holders of Senior Indebtedness under this Note, effect, consent to and/or permit, and the rights and interests of the holders of the Senior Indebtedness under this Note shall remain in full force and effect irrespective of, any of the following:

                           (i)  any change in the terms of the Senior
          Indebtedness, including the amount, time, place, manner or terms of payment, or any amendment or waiver of any agreement relating to Senior Indebtedness;

                          (ii) any sale, exchange or release of or any other dealing with any property by whomsoever at any time pledged or mortgaged to secure the Senior Indebtedness, other than a provision expressly prohibiting the payment of this Note as a device to avoid the obligation hereunder to make such payment;

                         (iii) any release of anyone liable in any manner for the payment and collection of Senior Indebtedness;

                          (iv)  any exercise or refraining from the
          exercise of any rights against the Maker or others, including the holder of this Note;

                           (v) any application of any funds received by holders of Senior Indebtedness by whomsoever paid or however realized to the Senior Indebtedness; or

                          (vi)  any other circumstance which might
          otherwise constitute a defense available to any holder hereof as against any holder of Senior Indebtedness.

                    The provisions of this Note as to the rights of the holders of Senior Indebtedness and the obligations of the holder hereof with respect to the Senior Indebtedness shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of any party hereto or otherwise, all as though such payment had not been made.

                    Without intending in any manner to limit or affect the subordination of Payee's rights to the rights and interests of Bank and any other holder(s) of Senior Indebtedness, and subject to the limitations set forth herein, if the Maker shall grant to Bank or any other holder(s) of Senior Indebtedness security interests in any substantial portion of the accounts receivable and inventory and other assets of the Maker, as collateral security for the Senior Indebtedness (subject to the exceptions set forth herein the "Senior Indebtedness Collateral"), the Maker shall promptly notify Payee of such grant, and agrees to promptly grant to Payee a security interest in such Senior Indebtedness Collateral as security for the indebtedness evidenced by this Note, subject, however, to the satisfaction and with the restrictions of each of the following conditions and requirements, each of which shall be binding upon Payee:

            (i) The Senior Indebtedness Collateral shall not include any deposits or credits of the Maker or other assets in the possession or control of Bank or any other holder(s) of Senior Indebtedness or any proceeds thereof and the granting by the Maker of security interests therein or liens thereon to Bank or such holder(s) shall not give rise to any of rights of Payee hereunder.

           (ii) The Maker shall be entitled to grant one or more security interests to Bank or other holder(s) of Senior Indebtedness in connection with the financing of specific real estate and/or construction projects or acquisitions, and/or vehicle, computer or other equipment financing(s), without giving rise to any rights of Payee hereunder and such real estate, vehicles and computers and other equipment and any proceeds thereof shall not be considered Senior Indebtedness Collateral and the granting of any security interests therein or liens thereon to Bank or other holder(s) of Senior Indebtedness shall not give rise to any rights of Payee hereunder.

          (iii) The grant of such security interest(s) to Payee shall be in the Senior Indebtedness Collateral only, as limited hereby and subordinate to Bank or other holder(s) of Senior Indebtedness.

           (iv) Any and all documents necessary or appropriate to grant and perfect such security interest(s) to Payee in the Senior Indebtedness Collateral shall be executed by the Maker in form and substance satisfactory to Payee and the Maker and, with respect to the subordination provisions herein, subject to approval as to form and substance by Bank or other holder(s) of Senior Indebtedness.

            (v) In any event, the following provisions shall apply, without further notice, writing, consent or acknowledgement of Payee, the Maker, Bank or the holder(s) of Senior Indebtedness, to the subordination of any and all security interest(s) which may be granted to Payee in any Senior Indebtedness Collateral:

                    1. Bank or the holder(s) of Senior Indebtedness may take possession of and may exercise all of its rights to realize upon the Senior Indebtedness Collateral without regard to any interest of Payee in the Senior Indebtedness Collateral. Bank's or the holder(s)' of Senior Indebtedness rights shall include without limit the right to liquidate the Senior Indebtedness Collateral in whatever order and manner as Bank or the holder(s) of Senior Indebtedness deems advisable, the right to compromise claims for the Senior Indebtedness Collateral, and the right to incur expenses in connection with the exercise of these rights, without consulting with, notifying, or obtaining the approval of Payee, except to the extent, if any, required by law and not waived in writing by Payee. Payee will not take any action, make any demand, give any notice or exercise any right in connection with any foreclosure of, or realization upon, the Senior Indebtedness Collateral.

                    2. Should any of the Senior Indebtedness Collateral be received by Payee, Payee shall promptly notify Bank or the holder(s) of Senior Indebtedness and, upon demand by Bank or the holder(s) of Senior Indebtedness, immediately deliver the same to Bank or the holder(s) of Senior Indebtedness in the form received (except for endorsement or assignment by Payee where required by Bank or the holder(s) of Senior Indebtedness) and, until so delivered, the same shall be held in trust by Payee as the property of Bank or the holder(s) of Senior Indebtedness. In the event of failure of Payee to make any endorsement or assignment, Bank or the holder(s) of Senior Indebtedness, or any Bank or the holder(s) of Senior Indebtedness agent or employee, is irrevocably authorized and appointed as attorney-in-fact for Payee to make the same in the name of Payee.

                    3. Payee, without the written consent of Bank or the holder(s) of Senior Indebtedness, shall not make or permit any assignment, transfer, pledge or disposition of all or any part of any interest which Payee may acquire with respect to the Senior Indebtedness Collateral or any part of it (except that Payee may release its interest). Payee agrees to execute a UCC-3 and all other financing statements requested by Bank or the holder(s) of Senior Indebtedness in order to evidence and perfect Bank's or the holder(s)' of Senior Indebtedness rights and interests.

                    4. The relative priorities of Bank or the holder(s) of Senior Indebtedness and Payee with respect to the Senior Indebtedness Collateral as set forth herein shall control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by any of such parties in the Senior Indebtedness Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws.

                    5. From time to time, Bank or the holder(s) of Senior Indebtedness may enter into any agreements with the Maker or any party who may have pledged property or be responsible for payment of any Senior Indebtedness, as Bank or the holder(s) of Senior Indebtedness may determine, extending the time of payment or renewing or otherwise altering the terms of all or any of the Senior Indebtedness and the agreements related to it or the Senior Indebtedness Collateral or affecting any security (including without limit the Senior Indebtedness Collateral), pledge, or guaranty for it, or may exchange, sell, release, surrender or otherwise deal with any such security (including without limit the Senior Indebtedness Collateral), pledge, or guaranty or may release any balance of funds of the maker with Bank or the holder(s) of Senior Indebtedness, without notice to Payee and without in any way impairing or affecting the subordination provided for herein.

                    6. Payee further waives any and all other notices from Bank or any holder(s) of Senior Indebtedness to which Payee might otherwise be entitled. Payee acknowledges and agrees that Bank's or the holder(s)' of Senior Indebtedness rights under this subordination are not conditioned upon pursuit by Bank or the holder(s) of Senior Indebtedness of any remedy Bank or the holder(s) of Senior Indebtedness may have against the Maker or any other person or any other security.

                    7. Payee acknowledges and agrees that Bank or the holder(s) of Senior Indebtedness has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Senior Indebtedness.

                    8. Bank or the holder(s) of Senior Indebtedness shall have no duty to enforce or protect any rights which Payee may have against the Maker or any other person.

                    9. If after receipt of any payment of any part of the Senior Indebtedness, Bank or the holder(s) of Senior Indebtedness is for any reason compelled to surrender that payment to any person or entity, because that payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Senior Indebtedness shall be automatically revived and Bank's or the holder(s)' of Senior Indebtedness rights under this subordination shall be automatically continued in effect without reduction or discharge for that payment. Further, this subordination shall continue in full force notwithstanding any contrary action which may have been taken by Bank or the holder(s) of Senior Indebtedness in reliance upon that payment (including, without limit, surrender or termination of this subordination) and any such contrary action so taken, shall be without prejudice to Bank's or the holder(s)' of Senior Indebtedness's rights under this subordination and shall be deemed to have been conditioned upon that payment having become final and irrevocable.

                    10. Payee waives any right to require Bank or the holder(s) of Senior Indebtedness to: (a) give notice of the terms, time and place of any public or private sale of personal property security held from the Maker or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; and (b) pursue any other remedy in Bank's or the holder(s)' of Senior Indebtedness power.

                    11. The priorities of any liens or security interests of the parties in any property of the Maker other than the Senior Indebtedness Collateral are not affected by this subordination and shall be determined by reference to applicable law. The Bank's or the holder(s)' of Senior Indebtedness rights under this subordination are in addition to, and not in substitution of, its rights under any other subordination agreement of the Payee.

                    12. Payee waives all rights to require Bank or the holder(s) of Senior Indebtedness to marshall the Senior Indebtedness Collateral or any other property Bank or the holder(s) of Senior Indebtedness may at any time have as security for the Senior Indebtedness and waives all right to require Bank or the holder(s) of Senior Indebtedness to first proceed against any guarantor or other person before proceeding against the Senior Indebtedness Collateral.

                    13. Payee shall not contest the validity, priority or perfection of any security interest in the Senior Indebtedness Collateral of Bank or the holder(s) of Senior Indebtedness. The priorities of the parties in the Senior Indebtedness Collateral shall be in accordance with this subordination, regardless of whether any security interest in the Senior Indebtedness Collateral of Bank or the holder(s) of Senior Indebtedness is valid or perfected.

                    14.  Except as otherwise provided in this
                         subordination, all terms in this subordination have the meanings as assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as of the date of this Note.

                    15. Payee agrees to reimburse Bank or the holder(s) of Senior Indebtedness for any and all costs and expenses (including, without limit, court costs and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing any of the duties and obligations of Payee under this subordination.

                    16. PAYEE AND BANK OR THE HOLDER(S) OF SENIOR INDEBTEDNESS ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS SUBORDINATION.

                    Anything to the contrary contained in the preceding provisions regarding Senior Indebtedness Collateral notwithstanding, in lieu of agreeing to grant to Payee any security interests in the Senior Indebtedness Collateral, the Maker, at its option, shall be entitled to elect to declare all subordination provisions of this Note to be of no further force or effect, and if Bank or the holder(s) of the Senior Indebtedness shall, in their sole discretion, consent in writing to such declaration, this Note shall no longer be deemed subordinate to Senior Indebtedness and any and all rights with respect to the granting of security interests in the Senior Indebtedness Collateral shall be deemed of no further force or effect.

                    The holder of this Note, by acceptance of same, absolutely agrees to be bound by all of the provisions hereof relating to the subordination of the indebtedness evidenced by this Note to the Senior Indebtedness and/or the rights of the holders of Senior Indebtedness and the obligations of the holder hereof with respect thereto, in each case for the benefit of the holders of such Senior Indebtedness. Such provisions of this Note shall inure to the benefit of the holders of the Senior Indebtedness and their respective successors and assigns and shall be binding upon the holder hereof and its successors and assigns.

                    If an Event of Default (as hereinafter defined) shall occur: then, at the option of the holder hereof, but subject always to the subordination provisions hereof and/or the rights of the holders of Senior Indebtedness and the obligations of the holder hereof with respect thereto, this Note shall upon presentment become immediately due and payable.

                    Payee accepts this Note based solely on Payee's independent investigation of (or decision not to investigate) the financial condition of the Maker or RAPI and is not relying on any information furnished by Bank. Payee assumes full responsibility for obtaining any further information concerning the Maker's or RAPI's financial condition, the status of the Senior Indebtedness or any other matter which Payee may deem necessary or appropriate now or later. Payee waives any duty on the part of the Maker or Bank or any other holder of Senior Indebtedness, and agrees that Payee is not relying upon nor expecting any of them to disclose to Payee any fact now or later known by Bank or any other holder of Senior Indebtedness, whether relating to the operations or condition of the Maker or RAPI, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Payee's risk or Payee's rights against the Maker or RAPI. Payee knowingly accepts the full range of risk encompassed in this Note, which risk includes, without limit, the possibility that the Maker or RAPI may incur Senior Indebtedness to Bank or any other holder of Senior Indebtedness after the financial condition of the Maker or RAPI, or its ability to pay the Maker's or RAPI's debts as they mature, has deteriorated. Payee represents that neither Bank or any other holder of Senior Indebtedness has made any representation to Payee as to the creditworthiness of the Maker or RAPI.

                    An "Event of Default" shall be deemed to have occurred hereunder if and only if (a), except as provided in Section 9.4 of the Agreement, the Maker shall fail to make any payment under this Note when due and such failure shall not be cured within 30 days following written notice thereof from the holder of this Note to the Maker; or (b) the Maker shall approve of, consent to or acquiesce in the appointment of a trustee, receiver, liquidator, custodian, sequestrator or similar official (collectively, "Custodians") for itself or substantially all of its assets; or (c) a Custodian shall be appointed for the Maker without its consent, or for substantially all of its assets, and such appointment shall not be terminated or stayed within 90 days; or (d) any voluntary bankruptcy proceeding shall be commenced by the Maker, as debtor; or (e) any involuntary bankruptcy proceeding commenced against the Maker shall not be dismissed or stayed within 90 days or an order for relief is granted against the Maker in such proceeding.

                    If an Event of Default shall occur and be continuing, the interest rate of this Note shall, from the date of such Event of Default and thereafter so long as such Event of Default shall continue unwaived or uncured, be increased to ten percent (10%) per annum.

                    This Note may be prepaid in whole or in part at any time without penalty or premium.

                    Payee shall be entitled to recover reasonable attorneys' fees incurred in the collection of the indebtedness evidenced by this Note.

                    This Note may not be changed or terminated orally.
          This Note is being entered into for the benefit of the holders from time to time of the Senior Indebtedness and the provisions hereof may be enforced by such holders. The provisions of this Note pertaining to the subordination hereof to the Senior Indebtedness and the rights of the holders of the Senior Indebtedness set forth herein may not be amended or modified in any manner which will impair or adversely affect the rights of the holders of Senior Indebtedness without the written consent of the holders of Senior Indebtedness.

                                        REPUBLIC AUTOMOTIVE PARTS SALES,
                                        INC.

                                        By:____________________________

                                        Its:___________________________

          ACCEPTED AND AGREED TO:

          BEACON AUTO PARTS COMPANY


          By:__________________________
             Fred J. Pisciotta, Trustee



                                       GUARANTY

                    GUARANTY, dated as of _____________, 1995, made by Republic Automotive Parts, Inc., a Delaware corporation
          ("Guarantor"), in favor of Beacon Auto Parts Company, a
          Pennsylvania business trust ("Obligee").

                                 W I T N E S S E T H:

                    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Guarantor, Guarantor hereby agrees as follows:

                    1. Guarantor, as primary obligor and not merely as surety, hereby unconditionally and irrevocably guarantees to Obligee and its successors and assigns, the due and punctual payment when and as due of all obligations of Republic Automotive Parts Sales, Inc., a Delaware corporation ("Obligor"), under the foregoing Subordinated Promissory Note (the "Note") issued as of the date hereof by Obligor to Obligee, pursuant to that certain Agreement of Purchase and Sale of Assets dated as of June ____, 1995, among Obligor, Guarantor, Obligee and certain other parties, unless payment thereof is then suspended pursuant to the terms of the Note, it being understood that Guarantor's obligations under this Guaranty shall be subject to, and governed by, the subordination provisions set forth in the Note, as if set forth in full herein.

                    2. Subject to the provisions of paragraph 1 above, Guarantor hereby waives any requirement that Obligee make any demand, commence suit, or exercise any other right or remedy under the Note prior to enforcing its rights against Guarantor hereunder and Guarantor hereby understands and consents to Obligee proceeding directly against Guarantor in the first instance without prior claim or demand on Obligor. Guarantor waives diligence, presentment, protest, demand for payment and/or notice of default or nonpayment to or upon Guarantor or of any other type whatsoever with respect to the Note.

                    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guaranty as of the day and year first above written.

                                             REPUBLIC AUTOMOTIVE PARTS,
          INC.



          By:____________________________
          ACCEPTED AND AGREED TO:
          BEACON AUTO PARTS COMPANY

          By: ______________________________
              Fred J. Pisciotta, Trustee



                                     SCHEDULE 7.7


                    Beacon Auto Parts Company
                    Distributor Sales Company
                    Greene Motor Equipment Company
                    Auto Parts Distributors





                                   SCHEDULE 4.5(b)
                      ESTIMATED STATEMENT OF ASSETS AND PAYABLES
                     Prepared in accordance with Schedule 2.1(i)


                                                  At Closing Date


(c) Fixed Asset/Goodwill Value                     $5,172,000.00

(d)(i) Inventory Value
      Beaver Falls            x.xx
      Cheswick                x.xx
      Cranberry               x.xx
      Export                  x.xx
      Finleyville             x.xx
      Forest Hills            x.xx
      Greene                  x.xx
      Greensburg              x.xx
      Irwin                   x.xx
      Jeannette               x.xx
      Latrobe                 x.xx
      Monroeville             x.xx
      New Castle              x.xx
      North Hills             x.xx
      Oakland                 x.xx
      Oakmont                 x.xx
      Penn Hills              x.xx
      Pittsburgh              x.xx
      Plum                    x.xx
      Shaler                  x.xx
      Unity Auto              x.xx
      Washington              x.xx
      West Liberty            x.xx
      Vendor rebates          0.00
                         ---------
                                                   $9,060,000.00

(e)  Receivables Value        x.xx
                            100.00%
                         ---------
                                                    1,731,000.00

(f)  Prepaids Value
      Supplies/forms         x.xx
      Prepaid rent           x.xx
      Petty cash at stores   x.xx
      Other prepaids         x.xx
                        ---------
                                                      118,000.00

(g)  Accounts Payable and
      Other Liabilities
       Trade payables        x.xx
       Accrued expenses      x.xx
                        ---------
                                                   (3,895,000.00)
                                                   -------------
(j)  Estimated Purchase Price                      12,186,000.00

(k)  RAPI Shares                                   (1,000,000.00)
     Note                                          (2,000,000.00)
                                                   -------------
                                                    9,186,000.00
                                                              90%
Cash Payment                                        ------------
                                                   $8,267,400.00
                                                    ============